UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2017

Date of Report (Date of earliest event reported)

MIRAGE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-199582	33-123170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Isom Rd, Suite 306 San Antonio, TX	78216
(Address of principal executive offices)	(Zip Code)

(210) 858-3970

Registrant’s telephone number, including area code

 ________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 24, 2017, Mirage Energy Corporation, a Nevada corporation (“Mirage” or the “Company”) entered into an agreement with Mirage’s President and CEO, Mr. Michael Ward, whereby Mirage acquired all of the issued and outstanding shares of 4Ward Resources Inc., a Texas corporation (“4Ward Resources”) from Mr. Ward in exchange for 10 million shares of Mirage’s Common Stock and 10 million shares of Mirage’s Series A Preferred Stock. The acquisition of 4Ward Resources was completed on January 24, 2017.

The completion of the Share Exchange Agreement acquisition results in the Company changing its line of business, and, as a result, the Company has included below the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Securities Exchange Act of 1934.

Current Business

FORM 10 INFORMATION

Item 1. Business

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements. These statements relate to future events or our future financial performance. These statements often can be identified by the use of terms such as "may," "will," "expect," "believe," "anticipate," "estimate," "approximate" or "continue," or the negative thereof. We intend that such forward-looking statements be subject to the safe harbors for such statements. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Any forward-looking statements represent management's best judgment as to what may occur in the future. However, forward-looking statements are subject to risks, uncertainties and important factors beyond our control that could cause actual results and events to differ materially from historical results of operations and events and those presently anticipated or projected. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

The Company

Mirage Energy Corporation (the “Company”) was incorporated in the State of Nevada on May 6, 2014 as Bridgewater Platforms Inc. On November 7, 2016, the Company filed Articles of Merger with the Nevada SOS whereby it entered into a statutory merger with its wholly owned subsidiary, Mirage Energy Corporation, pursuant to Nevada Revised Statutes 92A.200 et. seq. The effect of such merger is that the Company is the surviving entity and changed its name to “Mirage Energy Corporation”.

On January 24, 2017, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Michael Ward, the sole director of the Company, whereby on the same date the Company issued 10,000,000 shares of its Common Stock and 10,000,000 shares of Series A Preferred Stock in exchange for 100% of the issued and outstanding equity interests of 4Ward Resources. The acquisition was completed on January 24, 2017.

The purpose of acquiring 4Ward Resources was for the Company to enter into the natural gas sale, pipeline, and storage business. The Company intends to develop an integrated pipeline and natural gas storage facility in Mexico and the United States.

The Company has applied for and is in the process of obtaining the necessary permits in Mexico and the United States.

Mirage through its wholly owned subsidiaries is developing an integrated pipeline and natural gas storage facility in Mexico and the United States. These pipelines consist of the following components:

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MEXICO PIPELINES:

PROGRESO PIPELINE: Consists of 27 miles of 36” diameter pipe operated by WPF MEXICO PIPELINES, S. de R.L. de C.V. The pipeline has the capacity to move 500 million cubic feet per day to compressor station or Mexico issuer markets.

ARGUELLES PIPELINE: Consists of 84 miles of 36” diameter pipeline operated by WPF MEXICO PIPELINES, S. de R.L. de C.V. The pipeline has the capacity to move 500 million cubic feet per day to compressor station or Mexico in user markets.

MEXICO UNDER GROUND NATURAL GAS STORAGE:

NATURAL GAS STORAGE facility is to be the first underground storage facility in the country of Mexico, allowing the ability to balance peak loads by consumers, ability to play price arbitrage on natural gas, ability for Mexico to create a Mexico Natural Gas Hub for gas pricing for the country rather than Mexico having to buy natural gas on spot market. The extent of the storage facility when fully developed gives the country a secure natural gas supply for one year in the event all gas supplies were shut off for any reason. This facility is a depleted natural gas reservoir with the ability to store 786 BCF (Billion Cubic Feet) of natural gas.

The storage facility will have 70,000 BHP of compression with 14 compressors for injection of gas into the reservoir. To be owned and operated by CENOTE ENERGY S. de R.L. de C.V.

INTERNATIONAL PIPELINE CROSSINGS:

PROGRESO CROSSING: Consists of PRESIDENTIAL Permit for boring underneath the RIO GRAND RIVER DOING A 40” BORING WITH 36” Pipe being pulled through underneath the river. Owned on US side of river by WPF TRANSMISSION, INC. and on the MEXICO side of the river by WPF MEXICO PIPELINES S. de R.L. de C.V.

ARGUELLES CROSSING: Consists of PRESIDENTIAL PERMIT for boring underneath the RIO GRANDE RIVER DOING A 40” BORING WITH 36” Pipe being pulled thru underneath the river. Owned on US side of river by WPF TRANSMISSION, INC. and on the MEXICO side of the river by WPF MEXICO PIPELINES S. de R.L. de C.V.

UNITED STATES PIPELINES:

CONCHO consists of 95 miles of 36” pipeline with the capacity to transport 500MMCFPD. Operated and owned by WPF TRANSMISSION, INC.

COCHISE consists of 68 miles of 36” pipeline with the capacity to transport 500MMCFPD. Owned and operated by WPF TRANSMISSION, INC.

Item 1A.  Risk Factors.

You should carefully consider the risks described below, in addition to the other information contained in this document. Realization of any of the following risks could have a material adverse effect on our business, financial condition, cash flows and results of operations.

Risks Related to Operating our Planned Business

Our planned business is dependent on the supply of and demand for the commodity that we plan to handle.

Our planned pipelines and other planned assets and facilities depend in part on continued production of natural gas in the geographic areas that they are expected to serve. Our business also depends in part on the level of demand for natural gas in the geographic areas to which our planned pipelines are expected to service, and the ability and willingness other parties to supply such demand.

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Implementation of new regulations or changes to existing regulations affecting the energy industry could reduce production of and/or demand for natural gas, increase our costs and have a material adverse effect on our results of operations and financial condition. We cannot predict the impact of future economic conditions, fuel conservation measures, alternative fuel requirements, governmental regulation or technological advances in fuel economy and energy generation devices, all of which could reduce the production of and/or demand for natural gas.

Financial distress experienced by our customers or other counterparties could have an adverse impact on us in the event they are unable to pay us for the products or services we provide or otherwise fulfill their obligations to us.

We are exposed to the risk of loss in the event of nonperformance by our customers or other counterparties. Some of these counterparties may be highly leveraged and subject to their own operating, market and regulatory risks, and some are experiencing, or may experience in the future, severe financial problems that have had or may have a significant impact on their creditworthiness.

Counterparties to any agreements with us may default on their obligations to us or file for bankruptcy protection. If a counterparty files for bankruptcy protection, we likely would be unable to collect all, or even a significant portion, of amounts that they owe to us. Counterparty defaults and bankruptcy filings could have a material adverse effect on our business, financial position, results of operations or cash flows. Furthermore, in the case of financially distressed customers, such events might force such customers to reduce or curtail their future use of our products and services, which could have a material adverse effect on our results of operations, financial condition, and cash flows.

Our operating results may be adversely affected by unfavorable economic and market conditions.

Economic conditions worldwide have from time to time contributed to slowdowns in several industries, including the oil and gas industry, resulting in reduced demand and increased price competition for our planned products and services. Volatility in commodity prices or changes in markets for a given commodity might also have a negative impact on many of our customers, which in turn could have a negative impact on their ability to meet their obligations to us. In addition, decreases in the price of natural gas may have a negative impact on our operating results and cash flow.

Our ability to begin and complete construction on our planned project may be inhibited by difficulties in obtaining permits and rights-of-way, public opposition, cost overruns, inclement weather and other delays.

A variety of factors outside of our control, such as difficulties in obtaining permits and rights-of-way or other regulatory approvals that can be exacerbated by public opposition to our planned project may cause delays in our ability to begin construction of our planned project. Inclement weather, natural disasters and delays in performance by third-party contractors, may result in increased costs or delays in construction. Significant cost overruns or delays could have a material adverse effect on our return on investment, results of operations and cash flows and could result in cancellation of the planned project or limit our ability to pursue other opportunities.

Additionally, we must obtain and maintain the required permits and rights to construct and operate pipelines on other owners’ land. We may not be able to obtain the required permits or rights at all, or obtaining the required permits and rights may take longer than anticipated, which could cause us to not be able to complete the planned project.

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We face competition from other pipelines and other forms of transportation into the area we intend to serve as well as with respect to the supply for our pipeline systems.

Any current or future pipeline system or other form of transportation that delivers natural gas into the area that our planned pipelines would serve could offer transportation services that are more desirable than those we intend to provide because of price, location, facilities or other factors. We also could experience competition for the supply of natural gas from both existing and proposed pipeline systems.

Commodity transportation and storage activities involve numerous risks that may result in accidents or otherwise adversely affect our operations.

There are a variety of hazards and operating risks inherent to transportation and storage of natural gas and other products, such as leaks, releases, explosions, mechanical problems and damage caused by third parties. These risks could result in serious injury and loss of human life, significant damage to property and natural resources, environmental pollution and impairment of operations, any of which also could result in substantial financial losses. For pipeline and storage assets located near populated areas, including residential areas, commercial business centers, industrial sites and other public gathering areas, the level of damage resulting from these risks may be greater. Incidents that cause an interruption of service, such as when unrelated third party construction damages a pipeline or a newly completed expansion experiences a weld failure, may negatively impact our revenues and cash flows while the affected asset is temporarily out of service.

Terrorist attacks or “cyber security” events, or the threat of them, may adversely affect our business.

The U.S. government has issued public warnings that indicate that pipelines and other infrastructure assets might be specific targets of terrorist organizations or “cyber security” events. These potential targets might include our planned pipeline or operating systems. A cyber security event could affect our ability to operate or control our facilities or disrupt our operations; also, customer information could be stolen. The occurrence of one of these events could cause a substantial decrease in revenues and cash flows, increased costs to respond or other financial loss, damage to our reputation, increased regulation or litigation or inaccurate information reported from our operations. There is no assurance that adequate cyber sabotage and terrorism insurance will be available at rates we believe are reasonable in the near future. These developments may subject our planned operations to increased risks, as well as increased costs, and, depending on their ultimate magnitude, could have a material adverse effect on our business, results of operations and financial condition.

Hurricanes and other natural disasters could have an adverse effect on our planned business, financial condition and results of operations.

Our planned pipelines and other assets are located in areas that are susceptible to hurricanes and other natural disasters. These natural disasters could potentially damage or destroy our planned assets and disrupt the supply of the product we expect to transport. Natural disasters can similarly affect the facilities of our potential customers. In either case, losses could exceed our insurance coverage, if any, and our business, financial condition and results of operations could be adversely affected, perhaps materially.

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Our planned business requires the retention and recruitment of a skilled workforce, and the loss of such workforce could result in the failure to implement our business plans.

Our planned operations and management require the recruitment and retention of a skilled workforce, including engineers, technical personnel and other professionals. We expect to compete with other companies in the energy industry for this skilled workforce. If we are unable to recruit new employees with the required knowledge and experience, our business could be negatively impacted. In addition, we would experience increased allocated costs to retain and recruit these professionals.

If we are unable to retain our President, our ability to execute our business strategy, including our growth strategy, may be hindered.

Our success depends in part on the performance of and our ability to retain our President, Michael Ward. Mr. Ward has been responsible for developing our strategy. If we are not successful in retaining Mr. Ward, or replacing him, our business, financial condition or results of operations could be adversely affected. We do not maintain key personnel insurance.

Risks Related to Regulation

New regulations, rulemaking and oversight, as well as changes in regulations, by regulatory agencies having jurisdiction over our planned operations could adversely impact our earnings, cash flows and operations.

Our planned assets and operations are subject to regulation and oversight by federal, state, and local regulatory authorities. Regulatory actions taken by these agencies have the potential to adversely affect our profitability. Regulation affects almost every part of our planned business and extends to such matters as (i) the contracts for service we expect to enter into with customers; (ii) the certification and construction of new facilities; (iii) the integrity, safety and security of facilities and operations; (iv) the acquisition, extension, disposition or abandonment of services or facilities; (v) reporting and information posting requirements; (vi) the maintenance of accounts and records; and (vii) relationships with companies involved in various aspects of the natural gas and energy businesses.

Should we fail to comply with any applicable statutes, rules, regulations, and orders of such regulatory authorities, we could be subject to substantial penalties and fines. Furthermore, new laws or regulations sometimes arise from unexpected sources. New laws or regulations, or different interpretations of existing laws or regulations, including unexpected policy changes, applicable to us or our planned assets could have a material adverse impact on our business, financial condition and results of operations.

Environmental, health and safety laws and regulations could expose us to significant costs and liabilities.

Our planned operations are subject to federal, state, and local laws, regulations and potential liabilities arising under or relating to the protection or preservation of the environment, natural resources and human health and safety. Such laws and regulations affect many aspects of our planned operations, and generally require us to obtain and comply with various environmental registrations, licenses, permits, inspections and other approvals. Liability under such laws and regulations may be incurred without regard to fault under CERCLA, the Resource Conservation and Recovery Act, the Federal Clean Water Act or analogous state or other laws for the remediation of contaminated areas. Private parties also may have the right to pursue legal actions to enforce compliance as well as to seek damages for non-compliance with such laws and regulations or for personal injury or property damage. Our insurance may not cover all environmental risks and costs and/or may not provide sufficient coverage in the event an environmental claim is made against us.

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Failure to comply with these laws and regulations also may expose us to civil, criminal and administrative fines, penalties and/or interruptions in our operations that could influence our business, financial position, results of operations and prospects.

Further, we cannot ensure that such existing laws and regulations will not be revised or that new laws or regulations will not be adopted or become applicable to us. There can be no assurance as to the amount or timing of future expenditures for environmental compliance or remediation, and actual future expenditures may be different from the amounts we currently anticipate. Revised or additional regulations that result in increased compliance costs or additional operating restrictions, particularly if those costs are not fully recoverable from our customers, could have a material adverse effect on our business, financial position, results of operations and prospects.

Risks Relating to an Investment in our Securities

If we fail to maintain effective internal controls over financial reporting, the price of our common stock may be adversely affected.

We are required to establish and maintain appropriate internal controls over financial reporting. Failure to establish those controls, or any failure of those controls once established, could adversely impact our public disclosures regarding our business, financial condition or results of operations. Any failure of these controls could also prevent us from maintaining accurate accounting records and discovering accounting errors and financial frauds. Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of our internal control over financial reporting. The standards that must be met for management to assess the internal control over financial reporting as effective are complex, and require significant documentation, testing and possible remediation to meet the detailed standards. We may encounter problems or delays in completing activities necessary to make an assessment of our internal control over financial reporting. If we cannot assess our internal control over financial reporting as effective, investor confidence and share value may be negatively impacted.

In addition, management’s assessment of internal controls over financial reporting may identify weaknesses and conditions that need to be addressed in our internal controls over financial reporting or other matters that may raise concerns for investors. Any actual or perceived weaknesses and conditions that need to be addressed in our internal control over financial reporting, disclosure of management’s assessment of our internal controls over financial reporting, or disclosure of our public accounting firm’s attestation to or report on management’s assessment of our internal controls over financial reporting may have an adverse impact on the price of our common stock.

Compliance with changing regulation of corporate governance and public disclosure will result in additional expenses.

Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002 and related SEC regulations, have created uncertainty for public companies and significantly increased the costs and risks associated with accessing the public markets and public reporting. For example, on January 30, 2009, the SEC adopted rules requiring companies to provide their financial statements in interactive data format using the eXtensible Business Reporting Language, or XBRL. We currently have to comply with these rules. Our management team will need to invest significant management time and financial resources to comply with both existing and evolving standards for public companies, which will lead to increased general and administrative expenses and a diversion of management time and attention from revenue generating activities to compliance activities.

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Because of the early stage of development and the nature of our business, our securities are considered highly speculative.

Our securities must be considered highly speculative, generally because of the nature of our business and the early stage of its development. We have not generated any revenues nor have we realized a profit from our planned operations to date and there is little likelihood that we will generate any revenues or realize any profits in the short term.   Any profitability in the future from our business will be dependent upon our ability to build our planned pipelines and other related facilities and enter into contracts for the purchase and sale of natural gas. Since we have not generated any revenues, we will have to raise additional monies through the sale of our equity securities or debt in order to continue our business operations.

We may, in the future, issue additional common shares that would reduce investors’ percent of ownership and may dilute our share value.

The future issuance of common shares may result in substantial dilution in the percentage of our common shares held by our then existing stockholders. We may value any common shares issued in the future on an arbitrary basis. The issuance of common shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the common shares held by our investors, and might have an adverse effect on any trading market for our common shares.

Broker-dealers may be discouraged from effecting transactions in our shares because they are considered penny stocks and are subject to the penny stock rules; thereby, potentially limiting the liquidity of our shares.

Rules 15g-1 through 15g-9 promulgated under the Securities Exchange Act of 1934, as amended, impose sales practice and disclosure requirements on NASD broker-dealers who make a market in "penny stocks". A penny stock generally includes any non-NASDAQ equity security that has a market price of less than $5.00 per share. Our shares are quoted on the OTC/BB, however none of our shares have ever traded. NASD broker-dealers who act as market makers for our shares generally facilitate purchases and sales of our shares. The additional sales practice and disclosure requirements imposed upon broker-dealers may discourage broker-dealers from effecting transactions in our shares, which could severely limit the market liquidity of the shares and impede the sale of our shares in the secondary market.

Under the penny stock regulations, a broker-dealer selling penny stock to anyone other than an established customer or "accredited investor" (generally, an individual with net worth in excess of $1,000,000 or an annual income exceeding $200,000, or $300,000 together with his or her spouse) must make a special suitability determination for the purchaser and must receive the purchaser's written consent to the transaction prior to sale, unless the broker-dealer or the transaction is otherwise exempt.

In addition, the penny stock regulations require the broker-dealer to deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market, unless the broker-dealer or the transaction is otherwise exempt. A broker-dealer is also required to disclose commissions payable to the broker-dealer and the registered representative and current quotations for the securities. Finally, a broker-dealer is required to send monthly statements disclosing recent price information with respect to the penny stock held in a customer's account and information with respect to the limited market in penny stocks.

Our common stock may experience extreme rises or declines in price, and you may not be able to sell your shares at or above the price paid.

Our Common Stock may be highly volatile and could be subject to extreme fluctuations in response to various factors, many of which are beyond our control, including (but not necessarily limited to): (i) the trading volume of our shares; (ii) the number of securities analysts, market-makers and brokers following our common stock; (iii) changes in, or failure to achieve, financial estimates by securities analysts; (iv) actual or anticipated variations in quarterly operating results; (v) conditions or trends in our business industries; (vi) announcements by us of significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments; (vii) additions or departures of key personnel; (viii) sales of our common stock; and (ix) general stock market price and volume fluctuations of publicly-trading and particularly, microcap companies.

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Investors may have difficulty reselling shares of our common stock, either at or above the price they paid for our stock, or even at fair market value. The stock markets often experience significant price and volume changes that are not related to the operating performance of individual companies, and because our common stock is thinly traded it is particularly susceptible to such changes. These broad market changes may cause the market price of our common stock to decline regardless of how well we perform as a company. In addition, there is a history of securities class action litigation following periods of volatility in the market price of a company’s securities. Although there is no such shareholder litigation currently pending or threatened against the Company, such a suit against us could result in the incursion of substantial legal fees, potential liabilities and the diversion of management’s attention and resources from our business. Moreover, and as noted below, our shares are currently traded on the OTC-BB and, further, are subject to the penny stock regulations. Price fluctuations in such shares are particularly volatile and subject to manipulation by market-makers, short-sellers and option traders.

A decline in the price of our common stock could affect our ability to raise further working capital, it may adversely impact our ability to continue operations and we may go out of business.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. Because we may attempt to acquire a significant portion of the funds we need in order to conduct our planned operations through the sale of equity securities, or convertible debt instruments, a decline in the price of our common stock could be detrimental to our liquidity and our operations because the decline may cause investors to not choose to invest in our stock. If we are unable to raise the funds we require for all our planned operations, we may be forced to reallocate funds from other planned uses and may suffer a significant negative effect on our business plan and operations, including our ability to develop new products and continue our current operations. As a result, our business may suffer, and not be successful and we may go out of business. We also might not be able to meet our financial obligations if we cannot raise enough funds through the sale of our common stock and we may be forced to go out of business.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This current report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “management believes” and similar language. Except for the historical information contained herein, the matters discussed in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this current report on Form 8-K are forward-looking statements that involve risks and uncertainties. The factors listed in the section captioned “Risk Factors,” as well as any cautionary language in this current report on Form 8-K, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those projected. Except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events after the date of this current report on Form 8-K.

Overview

We intend for this discussion to provide information that will assist in understanding our financial statements, the changes in certain key items in those financial statements, and the primary factors that accounted for those changes, as well as how certain accounting principles affect our financial statements.

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Corporate History

Mirage Energy Corporation, a Nevada corporation (the “Mirage” or the “Company”) was incorporated in the State of Nevada on May 6, 2014.

On January 24, 2017, Mirage completed an agreement with Mirage’s President and CEO, Mr. Michael Ward, whereby Mirage acquired all of the issued and outstanding shares of 4Ward Resources Inc. (“4Ward Resources”) from Mr. Ward in exchange for 10 million shares of Mirage’s Common Stock and 10 million shares of Mirage’s Series A Preferred Stock.

As a result of such transactions, the Company became the owner of 100% of the issued and outstanding equity interests of 4Ward Resources.

4Ward Resources was incorporated in the State of Texas on June 24, 2015 and is in the business of building a natural gas storage facility in Mexico.

Fiscal Year Ended July 31, 2016 and period from June 24, 2015 (Inception) to July 31, 2015

The following discussion and analysis should be read in conjunction with 4Ward Resources’ audited Income Statements and Cash Flow Statements, for the twelve (12) month period ended July 31, 2016 and for the period from June 24, 2015 (Inception) to July 31, 2015 and accompanying notes that appear in Exhibit 99.1 in this current report.

Results of Operations

Twelve month period ended July 31, 2016

For the twelve (12) month period ended July 31, 2016, we generated no revenue and incurred a net loss of $410,661.

Our net loss of $410,661 for the twelve (12) month period ended July 31, 2016 was the result of operating expenses of $409,794 and other expense (comprised of interest expense) of $867. Our operating expenses consisted of $397,639 in general and administrative expenses, and $12,155 in professional fees.

For the Period from June 24, 2015 (Inception) to July 31, 2015

For the period from June 24, 2015 (Inception) to July 31, 2015, we generated no revenue and incurred a net loss of $37,890.

Our net loss of $37,890 for the period from Inception to July 31, 2015 was the result of operating expenses of $37,810 and other expense of $80. Our operating expenses consisted of $37,060 in general and administrative expenses, $750 in professional fees. Our other expenses consisted of $80 in interest expense.

Capital Resources and Liquidity

Cash Flows

Operating Activities

For the twelve (12) month period ended July 31, 2016, net cash used in operating activities was $27,925.  The negative cash flow for the twelve (12) months ended July 31, 2016 related to our net loss of $410,661, plus salary advances of $20,000, prepaid expenses of $2,859 and deposits – rental security of $6,920, adjusted for depreciation of $132, an increase of $74,517 in accounts payable, an increase of $616 in accrued expenses and an increase of $337,250 in accrued salaries – related parties.

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For the period from Inception to July 31, 2015, net cash used in operating activities was $3,627.  The negative cash flow for the period from Inception to July 31, 2015 related to our net loss of $37,890, adjusted for an increase of $513 in accounts payable and an increase of $33,750 in accrued salaries – related parties.

Investing Activities

For the twelve (12) months ended July 31, 2016 net cash used in investing activities was $86,351. The negative cash flow from investing activities for such period was comprised of an acquisition of property and equipment in the amount of $7,906 and project development costs of $78,445.

For the period from Inception to July 31, 2015, net cash provided from investing activities was nil.

Financing Activities

For the twelve (12) months ended July 31, 2016, net cash provided from financing activities was $190,452. The positive cash flow from financing activities for such period was comprised of an increase in loans payable from related parties.

For the period from Inception to July 31, 2015, net cash provided from financing activities was $3,627, which consisted of an increase in loans from related parties.

Liquidity

To date, we have funded our operations primarily with capital provided and loans provided by related parties, accruable of salaries and accounts payable. We do not currently have commitments in regards to fixed costs.

As of July 31, 2016, 4Ward Resources had $76,165 in cash on hand, salary advances of $20,000, and prepaid expenses of $2,859. Since 4Ward Resources is unable to reasonably project its future revenue, it must presume that it will not generate any revenue during the next twelve (12) to twenty-four (24) months.  We therefore will need to obtain additional debt or equity funding in the next two (2) – three (3) months, but there can be no assurances that such funding will be available to us in sufficient amounts or on reasonable terms.

Off-Balance Sheet Arrangements

As of July 31, 2016, 4Ward Resources had no off-balance sheet arrangements.

Three Month Periods Ended October 31, 2016 and 2015

The following discussion and analysis should be read in conjunction with 4Ward Resources’ unaudited Income Statements and Cash Flow Statements, for the three (3) month periods ended October 31, 2016 and 2015 and accompanying notes that appear in Exhibit 99.1 in this current report.

Results of Operations

For the three (3) month period ended October 31, 2016, we generated no revenue and incurred a net loss of $206,443.

Our net loss of $206,443 for the three (3) month period ended October 31, 2016 was the result of operating expenses of $190,926 in general and administrative expenses and $14,488 in professional fees, plus other expense (comprised of interest expense) of $1,029.

During the same three (3) month period ended October 31, 2015, we generated no revenue and incurred a net loss of $78,271. Our net loss of $78,271 during that period was the result of $78,271 in general and administrative expenses and $0 in professional fees, plus other expense (comprised of interest expense) of $0.

Capital Resources and Liquidity

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Cash Flows

Operating Activities

For the three (3) month period ended October 31, 2016, net cash used in operating activities was $100,686.  The negative cash flow for the three (3) months ended October 31, 2016 related to our net loss of $206,443, salary advances of $10,000, prepaid expenses of $8,378, accounts payable of $45,015, depreciation of $396, accrued expenses of $15,000 and accrued salaries – related parties of $153,750.

For the three (3) month period ended October 31, 2015, net cash used in operating activities was $10,771.  The negative cash flow for such period related to our net loss of $78,271, $0 in accounts payable and $67,550 in accrued salaries – related parties.

Investing Activities

For the three (3) months ended October 31, 2016 net cash used in investing activities was $44,508. The negative cash flow from investing activities for such period was comprised of loans receivable –officer of $22,409 and project development costs of $22,099.

For the three (3) month period ended October 31, 2015, net cash provided from investing activities was $0.

Financing Activities

For the three (3) month period ended October 31, 2016, net cash provided from financing activities was $85,000. The positive cash flow from financing activities for such period was comprised of proceeds from loans payable from related parties.

For the three (3) month period ended October 31, 2015, net cash provided from financing activities was $10,771, which consisted of an increase in loans from related parties.

Liquidity

To date, we have funded our operations primarily with capital provided and loans provided by related parties, accruable of salaries and accounts payable. We do not currently have commitments in regards to fixed costs.

As of October 31, 2016, 4Ward Resources had $15,971 in cash and cash equivalents, loans receivable – officer of $22,409, salary advances of $30,000, and prepaid expenses of $11,237. Since 4Ward Resources is unable to reasonably project its future revenue, it must presume that it will not generate any revenue during the next twelve (12) to twenty-four (24) months.  We therefore will need to obtain additional debt or equity funding in the next two (2) – three (3) months but there can be no assurances that such funding will be available to us in sufficient amounts or on reasonable terms.

Off-Balance Sheet Arrangements

As of October 31, 2016, 4Ward Resources had no off-balance sheet arrangements.

Item 3. Properties.

Our executive and administrative offices are located at 900 Isom Rd, Suite 306, San Antonio, Texas. These offices consist of a total of 4,051 square feet and are rented by 4Ward Resources for a three (3) year term from July 1, 2016 through June 30, 2019, at a cost of $6,582.88 per month. We believe that our office spaces are sufficient to meet our present needs and do not anticipate any difficulty securing alternative or additional space, as needed, on terms acceptable to us.

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Item 4. Item Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of January 17, 2017 by: (1) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock; (2) each of our directors and named executive officers; and (3) all of our current directors and executive officers as a group. Unless otherwise indicated, the stockholder listed possesses sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class

Michael Ward 13707 Bluffgate San Antonio, Texas 78216	117,954,000	(1)	39.318%
Patrick Dosser 510 Calumet San Antonio, Texas 78209	6,300,432		2.100%
John Dosser 21114 La Pena San Antonio, Texas 78258	6,300,000		2.100%
David J. Cibrian 6 Vintage Oaks San Antonio, Texas 78248	-		-
Choice Consulting(3) 44120 Hunter Terrace Fremont, CA 94539	62,136,000		20.712%
Directors and Executive Officers as a Group (four individuals)(2)	192,690,432		64.230%

(1)	Includes 117,864,000 shares directly owned by Michael Ward and 90,000 shares held by Whiteboy Partnership, LLC, which is owned by Mr. Ward’s spouse, Chris Ward.
(2)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on January 17, 2017. As of January 17, 2017, there were 300,000,456 shares of our Company’s Common Stock issued and outstanding.

(3)	Choice Consulting LLC is owned and controlled by Sadru Karim.

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PREFERRED STOCK

Our board of directors is authorized to issue 10,000,000 shares of Preferred Stock, with a par value of $0.001. On January 24, 2017, the Company issued 10,000,000 shares of Series A Preferred Stock to the Company’s sole executive officer and a member of the Board of Directors, Mr. Michael Ward. Each share of Series A Preferred carries the right to cast twenty (20) votes for all shareholder matters compared to 1 vote for each share of common stock. Shares of Series A Preferred Stock are also convertible into shares of Common Stock at a ratio of twenty (20) shares of Common Stock for every one (1) share of Series A Preferred.

Changes in Control

We are unaware of any contract or other arrangement or provisions of our Articles or Bylaws the operation of which may at a subsequent date result in a change of control of our Company. There are not any provisions in our Articles or Bylaws, the operation of which would delay, defer, or prevent a change in control of our Company.

Item 5. Directors and Executive Officers.

(a) – (b) Identification of Directors and Executive Officers.

The Company: The following table identifies all of the members of the Company’s Board of Directors and its Executive Officers. The members of the Board serve until the next annual meeting and a successor is appointed and qualified, or until resignation or removal.

Name	Age	Positions Held	Date of Appointment
Michael Ward	61	CEO/Member of the Board of Directors	August 11, 2016
John Dosser	34	Vice President	January 17, 2017
Patrick Dosser	35	Vice President	January 17, 2017
David J. Cibrian	53	Member of the Board of Directors	January 17, 2017

(c) Identification of certain significant employees.

The Company currently does not have any employees, other than with its CEO, Mr. Michael Ward.

(d) Family relationships.

None.

(e) Business experience

Michael Ward – CEO/Director

Mr. Ward has been the President, CEO and a director of 4 Ward Resources, Inc. since June 2015. 4 Ward Resources, Inc. was formed to develop exploration and production projects primarily in the Rio Grande Valley or Deep South Texas.

In 1998, Mr. Ward founded Tidelands Oil & Gas Corporation (“Tidelands”), a publically traded corporation. He served as President and CEO for 13 years. Tidelands was involved in production and exploration, drilling, gas processing and pipeline transmission. The Company was instrumental in creating an expediation process for cross border transmissions from Texas in to Mexico. He was involved with the implementation of the first pipeline under the new expediation process for cross border pipelines.

In May of 2015, Mr. Ward founded 4Ward Resources, Inc. to host the Burgos Hub Project which included two international pipeline crossings with pipelines (30”) interconnecting to what would be the first underground natural gas storage facility in the country of Mexico.

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Mr. Ward has held a directorship in the following companies which had a class of securities registered pursuant to section 12 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) or subject to the requirements of section 15(d) of the Exchange Act:

Tidelands Oil & Gas Corporation

Gambit Energy, Inc.

Patrick Dosser - Vice President

Mr. Patrick Dosser has been a Vice President of 4Ward Resources, located in San Antonio Texas, since August 1, 2015. He continues to contribute his 10 years of expertise in the fields of exploration and production, midstream transmission, and propane services.

After graduating from Southwestern University with his Bachelor’s degree in 2005, Patrick Dosser worked at Tidelands Oil & Gas in IT and Human Resource departments. Mr. Dosser worked on all aspects of installation and maintenance of computers before he was promoted to the liaison between Tidelands, the Texas Railroad Commission and their Mexican Sub-contractors. Tidelands successfully permitted and constructed the first international pipeline between Eagle Pass, Texas and Piedras Negras, Coahuila. Tidelands began work on an underground storage project in the Brasil field in Mexico. Mr. Dosser is regarded as an integral part of the original team.

Starting in 2006, he worked as the Regulatory Compliance Officer at Sonterra Energy Corporation (“Sonterra”), which provides commercial and residential propane service in South Texas. During his time at Sonterra, he supervised the satellite company’s day to day operations, including scheduling all field and office personal. He also handled Sonterra’s public awareness programs, operator qualification programs and reported to all State and Federal agencies.

In 2010, Mr. Dosser began work at Blanco Drilling, Inc. (“Blanco Drilling”), an oil and gas exploration company. He scheduled all drilling crews and managed all drill site preparations. When he became the drilling supervisor, Mr. Dosser permitted and prepared drilling locations while managing the day-to-day activities of drilling personnel and third-party contractors. Mr. Dosser left Blanco Drilling in September 2013.

Mr. Patrick Dosser has not held a directorship in any companies which had a class of securities registered pursuant to section 12 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) or subject to the requirements of section 15(d) of the Exchange Act.

John Dosser - Vice President

Mr. John Dosser has over 10 years of experience in the oil and gas sector of the energy industry. He has worked in all facets of the trade including upstream exploration and production, pipeline transport systems, and downstream propane delivery companies.

After graduating from Southwestern University with a Business Degree in 2005, Mr. Dosser became a Marketing Associate for Tidelands Oil & Gas Corporation. The Company had operations across North America with its corporate headquarters in San Antonio. Mr. Dosser worked on many pipeline projects including international crossings into Mexico. He was part of the original team pursuing the Burgos Hub project while working for Tidelands.

In December 2006, he was offered the Director of Marketing position at Bentley Energy Corporation (“Bentley”), an upstart energy company where he successfully developed the company’s identity through designing and implementation. Bentley wholly owned two (2) propane subsidiary companies that serviced customers throughout Central and South Texas. Mr. Dosser was responsible for maintaining propane inventory levels, purchasing inventory, and all marketing activity and promotions.

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In July 2010, Mr. Dosser took a Marketing and Operations position at Gambit Energy, Inc., an oil and gas exploration company which drilled oil wells in South Texas in the Eagle Ford shale. He was responsible for building the company’s identity through branding as well as business development and mineral rights acquisitions.

Mr. John Dosser has not held a directorship in any companies which had a class of securities registered pursuant to section 12 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) or subject to the requirements of section 15(d) of the Exchange Act.

David J. Cibrian – Director

Mr. Cibrian has been a Managing Director with Brevet Capital, a New York City-based hedge fund (www.brevetcapital.com). He has served in a variety of roles during his career – lawyer, accountant, corporate executive and investment banker.  David was formerly a CPA with Ernst & Young, Los Angeles and was a practicing international and corporate attorney for 25 years.  Mr. Cibrian was also President of an energy efficiency technology company.

In addition to his work with Brevet, Mr. Cibrian has been on the Board of Onko Solutions, LLC, a medical device start-up company located in Austin, Texas, and has served as a Senior Advisor to Civitas Capital Group – Dallas, Texas. He has appeared on FOX Business Network and been quoted in international business and legal media including The Wall Street Journal, Investor’s Business Daily, Newsweek and Mexico’s EI Financiero. Mr. Cibrian is a former member of the Texas Finance Commission and the Texas Credit Union Commission having been appointed by then Texas Governor Rick Perry.

Mr. Cibrian has not held a directorship in any companies which had a class of securities registered pursuant to section 12 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) or subject to the requirements of section 15(d) of the Exchange Act.

(f) Involvement in certain legal proceedings.

Other than as disclosed below, none of the Company’s executive officers or directors has been involved in any legal proceedings during the past ten (10) years:

Mr. Ward founded Gulfmark Energy, Inc. (which became Gambit Energy, Inc.), Gulfmark Resources, Inc. and Blanco Drilling, Inc. in August 2010 together with his father, and served as their President, CEO, CFO and Director. The companies were formed to focus their considerable oil and gas experience on acquisition, exploration, drilling, development, production and sale of natural gas, crude oil, and natural gas liquids, primarily from conventional reservoirs within the State of Texas. Gambit Energy, Inc. acquired several oil & gas leases in Dimmit County Texas for the development of Eagleford Shale utilizing foreign partners to fund the leases and drilling costs in which Gambit Energy, Inc. received a carried interest of 12.50% on the entire project including leases and wells drilled. Gambit Energy, Inc. drilled two Eagleford Shale wells at a cost of $6,000,000 each and on the second well the foreign partners didn’t pay $4,000,000 of the bills owed. Since Gambit Energy, Inc. was the official operator of the wells, all bills were billed to Gambit Energy, Inc. Gambit Energy, Inc. filed a Chapter 7 bankruptcy petition in the U.S. Bankruptcy Court, Western District of Texas on November 26, 2014. Mr. Ward resigned as an officer and director of Gambit Energy, Inc. in December 2014.

Gulfmark Resources, Inc. and Blanco Drilling, Inc. were wholly owned subsidiaries of Gambit Energy, Inc.

From May 2007 through July 2010, Mr. Ward was the President and CEO of Bentley Energy Corporation (“Bentley”). Bentley engaged in distribution of propane in Central and South Texas. Bentley owned and operated various propane distribution companies. Bentley voluntarily filed for reorganization under Chapter 11 of the federal bankruptcy laws. The case was filed in the U.S. Bankruptcy Court, Western District of Texas on January 7, 2010. The court accepted the Company's reorganization plan on, or about July 21, 2010 resulting in the Company's sale to J.P. Energy Holdings, LLC. The Bentley bankruptcy petition was necessary in order to provide protection and continuity for its propane delivery to more than 8,000 customers. Bentley financed it business with a bank line of credit. Bentley had planned the line of credit would be converted to a 10-year term loan with a 5-year balloon at maturity one year later. At loan maturity, the bank only offered Bentley a straight 3-year loan term. Bentley's propane business revenue was subject to seasonal fluctuations because it sold the majority of its propane in the winter months. Seasonal revenue fluctuations made it impossible for Bentley to meet bank payment obligations on a three year term loan. Additionally, Bentley's propane suppliers tightened credit and payment terms. This credit squeeze from the bank and suppliers coupled with the unprecedented financial crisis of 2008/2009 precipitated the bankruptcy. While under bankruptcy protection, Mr. Ward was able to sell the business, which operates today under a different name.

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(g) Promoters and control persons.

Mr. Michael Ward, CEO and a member of the Board of Directors of the Company, owns 127,954,000 shares of our common stock which represents 41.275% of the total shares issued and outstanding. Therefore, Mr. Ward is the Company’s controlling shareholder. Mr. Ward has not been a party to any legal proceedings at any time during the past ten (10) years.

Item 6. Executive Compensation.

The particulars of the compensation paid to the following persons:

(a)	principal executive officer of 4Ward Resources;

(b)	principal financial officer of 4Ward Resources;

(c)	each of the three most highly compensated executive officers who were serving as executive officers of 4Ward Resources at the time of the fiscal ended July 31, 2016; and

(d)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer 4Ward Resources at the end of the fiscal year ended July 31, 2016, whom we will collectively refer to as the named executive officers of our Company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Ward - President	2015	33,750(1)							33,750
Michael Ward - President	2016	270,000(1)							270,000

(1) Mr. Ward’s stated salary has accrued but has not been paid.

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Item 7. Certain Relationships and Related Transactions and Director Independence.

Other than as described below, the Company has not engaged in any transactions with any of its related persons.

On January 24, 2017, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Michael Ward, the sole director of the Company, whereby on the same date the Company issued 10,000,000 shares of its Common Stock and 10,000,000 shares of Series A Preferred Stock in exchange for 100% of the issued and outstanding equity interests of 4Ward Resources. The acquisition of 4Ward Resources was completed on January 24, 2017.

As a result of the transactions under the Share Exchange Agreement, the Company, through 4Ward Resources, is entering into the natural gas sale, pipeline, and storage business. The Company intends to develop an integrated pipeline and natural gas storage facility in Mexico and the United States.

Mr. Ward earns a monthly wage of $22,500 from 4Ward Resources as its President and director.

Item 8. Legal Proceedings.

None.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Our common stock is currently quoted on the OTC Markets. Our common stock was quoted on the OTC Markets effective July 20, 2015. Prior to December 27, 2016, no trading in our stock had occurred. Our trading symbol is “MRGE”.

OTC Markets securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, OTC Market securities transactions are conducted through a telephone and computer network connecting dealers. OTC Market issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a national or regional stock exchange.

The quarterly high and low reported closing sale prices for our common stock as quoted on the OTC Markets for the periods indicated are as follows:

	High		Low
Current Fiscal Year (ending July 31, 2017):
First Quarter Ended October 31, 2016		$1.78		$1.45

Fiscal Year ended July 31, 2016:
Fourth Quarter Ended July 31, 2016	$	N/A	$	N/A
Third Quarter Ended April 30, 2016	$	N/A	$	N/A
Second Quarter Ended January 31, 2016	$	N/A	$	N/A
First Quarter Ended October 31, 2015	$	N/A	$	N/A

Item 10. Recent Sales of Unregistered Securities.

On January 24, 2017, the Company closed a Share Exchange Agreement (the “Share Exchange Agreement”) with Mr. Ward, CEO and a director of the Company, whereby the Company issued 10,000,000 shares of its Common Stock and 10,000,000 shares of its Series A Preferred Stock in exchange for 100% of the issued and outstanding equity interests of 4Ward Resources, Inc., a Texas corporation.

The Company issued the securities pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, for the issuance of the foregoing shares pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the sole purchaser is an “accredited investor”, the purchaser has access to information about the Company and its purchase, the purchaser will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

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Item 11. Description of Registrant’s Securities to be Registered.

General

Our authorized capital stock consists of 900 million shares of Common Stock with a par value of $0.001 per share and 10,000,000 shares of Series A Preferred Stock with a par value of $0.001 per share.

Common Stock

As of January 17, 2017, there were 310,000,456 issued and outstanding shares of our Common Stock that are held by twenty (20) holders of record.

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a 33.3% of the voting power of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

The Company is authorized to issue a total of 10 million shares of Series A Preferred Stock. On January 24, 2017, the Company issued 10 million shares of our Series A Preferred Stock to Mr. Michael Ward as partial compensation for his sale of 4Ward Resources to the Company, along with 10 million shares of Common Stock.

Each share of Series A Preferred Stock has the right to be converted into twenty (20) shares of our Common Stock. Holders of Series A Preferred Stock have the right to vote such shares on an “as converted” basis, unless and until such shares are converted into shares of Common Stock. The shares of Series A Preferred Stock are not entitled to any dividends in respect thereof. The Series A Preferred Stock ranks, with respect to the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, equal to the Common Stock on an as converted basis.

Dividend Policy

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Share Purchase Warrants and Options

As of the date of this report, there are no warrants to purchase shares of our common stock and no options to purchase shares of our common stock outstanding.

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Convertible Securities

Other than our Preferred Stock, we have not issued any securities convertible into shares of our common stock or granted any rights convertible or exchangeable into shares of our common stock.

Transfer Agent and Registrar

Our transfer agent is ClearTrust, LLC, 16540 Pointe Village Drive, Suite 206, Lutz, FL 33558.

Item 12. Indemnification of Directors and Officers.

The Nevada Revised Statutes empower us to indemnify our directors and officers against expenses relating to certain actions, suits or proceedings as provided for therein. In order for such indemnification to be available, the applicable director or officer must not have acted in a manner that constituted a breach of his or her fiduciary duties and involved intentional misconduct, fraud or a knowing violation of law and was material to the action, or must have acted in good faith and reasonably believed that his or her conduct was in, or not opposed to, our best interests. In the event of a criminal action, the applicable director or officer must not have had reasonable cause to believe his or her conduct was unlawful.

Applicable provisions of the Nevada Revised Statutes, our Articles of Incorporation, and Bylaws provide that our payment of expenses incurred by any such director or officer must be paid as they are incurred and in advance of the final disposition of the applicable action, suit or proceeding, upon delivery by such director or officer of an undertaking to repay all amounts so advanced if it is ultimately determined that the director or officer is not entitled to be indemnified by us.

Our Bylaws provide for indemnification of our directors and officers identical in scope to that permitted under applicable Nevada law.

At present, there is no pending litigation or proceeding involving any of our directors or officers for which indemnification is sought, nor are we aware of any threatened litigation that is likely to result in claims for indemnification.

Item 13. Financial Statements and Supplementary Data.

Reference is made to the financial statements relating to 4Ward Resources, Inc. contained in Item 9.01 of this Current Report on Form 8-K, which is incorporated by reference.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 15. Financial Statements and Exhibits.

(a)        Financial Statements.

Audited Annual Financial Statements of 4Ward Resources Inc. for the years ended July 31, 2016 and 2015, are filed as Exhibit 99.1 of this current report and are incorporated herein by reference.

Unaudited financial statements of 4Ward Resources Inc. for the three (3) month periods ended October 31, 2016 and 2015 are filed as Exhibit 99.2 of this current report and are incorporated herein by reference.

(b)       Exhibits.

10.1 Share Exchange Agreement, between Mirage Energy Corp. and Michael Ward, dated January 24, 2017.

16.1 Letter of D’Arelli Pruzansky, PA, Certified Public Accountants dated January 26, 2017

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Item 4.01 - Changes in Registrant’s Certifying Accountant

Since June 8, 2015, Mirage’s independent registered public accounting firm has been MaloneBailey, LLP, with offices located in Houston, Texas (“MB”). 4Ward Resources’ independent registered public accounting firm that audited its annual financial statements for the fiscal years ended July 31, 2016 and 2015, has been D’Arelli Pruzansky, PA, Certified Public Accountants Coconut Creek, Florida (“D’Arelli”). As a result of the acquisition reference above in Item 2.01 – Completion of Acquisition or Disposition of Assets, whereby all of the issued and outstanding shares of 4Ward Resources were acquired by Mirage, 4Ward Resources is deemed to be the acquiring entity for accounting purposes. Mirage and 4Ward have decided that MB will continue as the independent registered public accounting firm for 4Ward Resources in place of D’Arelli. Such election requires that the following disclosures be made pursuant to Item of 304 of Regulation S-K.

(a) Through January 27, 2017, D’Arelli was 4Ward Resources’ independent registered public accounting firm. As of January 27, 2017, following completion of the reverse takeover of Mirage by 4Ward Resources (see description of transaction found above in “Item 2.01 – Completion of Acquisition or Disposition of Assets”), D’Arelli has been dismissed as 4Ward Resources’ independent registered public accounting firm.

 Other than an explanatory paragraph included in D’Arelli’s audit report for 4Ward Resources’ fiscal years ended July 31, 2016 and 2015, relating to the uncertainty of 4Ward Resources’ ability to continue as a going concern, the audit report of D’Arelli on 4Ward Resources’ financial statements for fiscal years ended July 31, 2016 and 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

 During 4Ward Resources’ fiscal years ended July 31, 2016 and 2015 and through January 27, 2017, there were no disagreements (as defined in item 304 of Regulation S-K) with D’Arelli on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D’Arelli, would have caused it to make reference to the subject matter of the disagreements in connection with their report.

4Ward Resources furnished D’Arelli with a copy of this disclosure on January 26, 2017, providing D’Arelli with the opportunity to furnish 4Ward Resources with a letter addressed to the Commission stating whether they agree with the statements made by 4Ward Resources herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which they do not agree. A copy of D’Arelli’s letter addressed to the Commission is filed as Exhibit 16.1 to this Report.

(b) As of January 27, 2017, 4Ward Resources has engaged MB as its independent accountant to audit its financial statements and to perform reviews of interim financial statements. During the fiscal year ended July 31, 2016, and then through January 27, 2017, neither 4Ward Resources nor anyone acting on its behalf consulted with MB regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of 4Ward Resources, or the type of audit opinion that might be rendered by D’Arelli on 4Ward Resources’ financial statements; or (ii) any matter that was either the subject of a disagreement with D’Arelli or a reportable event with respect to D’Arelli.

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Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Audited Annual Financial Statements of 4Ward Resources Inc. for the years ended July 31, 2016 and 2015, are filed as Exhibit 99.1 of this current report and are incorporated herein by reference.

Unaudited financial statements of 4Ward Resources Inc. for the three (3) month periods ended October 31, 2016 and 2015 are filed as Exhibit 99.2 of this current report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of October 31, 2016, of Mirage Energy Corporation and 4Ward Resources Inc., respectively and unaudited pro forma condensed combined statements of operations for the period ended October 31, 2016 for Mirage Energy Corporation and 4Ward Resources, Inc. and for the period ended July 31, 2016 for Mirage Energy Corporation and, 4Ward Resources Inc. to give effect to the acquisition of 4Ward Resources Inc. are filed as Exhibit 99.3 of this current report and are incorporated herein by reference.

(c) N/A

(d) Exhibits.

3.1	Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Registrant’s registration statement on Form S-1 filed with the SEC on October 24, 2014, file number 333-199582.

3.2	Bylaws of Registrant incorporated by reference to Exhibit 3.2 to the Registrant’s registration statement on Form S-1 filed with the SEC on October 24, 2014, file number 333-199582.

3.3	Amendment to Bylaws of Registrant incorporated by reference to Exhibit 3(ii) to the Registrant’s Current Report on Form 8-K filed with the SEC on August 12, 2016, file number 333-199582.

10.1*	Share Exchange Agreement, between Mirage Energy Corp. and Michael Ward, dated January 24, 2017.

16.1*	Letter of D’Arelli Pruzansky, PA, Certified Public Accountants dated January 26, 2017.

99.1*	Audited Financial Statements of 4Ward Resources, Inc. as of July 31, 2016 and 2015.

99.2*	Unaudited Financial Statements of 4Ward Resources, Inc. for the three months ended October 31, 2016 and 2015.

99.3*	Unaudited pro forma condensed combined balance sheet as of October 31, 2016, of Mirage Energy Corporation and 4Ward Resources Inc., respectively and unaudited pro forma condensed combined statements of operations for the period ended October 31, 2016 for Mirage Energy Corporation and 4Ward Resources, Inc. and for the period ended July 31, 2016 for Mirage Energy Corporation and, 4Ward Resources Inc.

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRAGE ENERGY CORPORATION

DATE: January 27, 2017	By:	/s/ Michael Ward
Name: Michael Ward
Title: President

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